UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 30, 2025

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
1.500% Senior Notes due 2030	BRK30	New York Stock Exchange
2.000% Senior Notes due 2034	BRK34	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

(a)

On September 30, 2025, the Board of Directors (the “Board”) of Berkshire Hathaway Inc., a Delaware corporation (the “Company”) voted to amend and restate the Company’s By-Laws effective immediately. The primary purpose of the amendment was to separate the role of the Chairman of the Board of Directors and the role of the Chief Executive Officer of the Company. As previously reported on a Form 8-K dated May 3, 2025, on May 4, 2025, the Board voted unanimously to appoint Mr. Greg Abel to become the Company’s President and Chief Executive Officer effective January 1, 2026. Mr. Abel will replace Mr. Warren Buffett, Berkshire’s current Chief Executive Officer on that date. Mr. Buffett will continue to be Chairman of the Company’s Board of Directors.

As a result of the upcoming change whereby the Company’s Chairman of the Board of Directors and the Company’s Chief Executive Officer will no longer be positions held by the same person, a new Paragraph 3.5 was added to Section 3 – Board of Directors of the Company’s By-Laws and various changes were made to Section 4 – Officers and Agents of the Company’s By-Laws.

The foregoing description of the amendment and restatement of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws attached hereto as Exhibit 3(ii) and incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 3(ii)	By-Laws (as amended and restated on September 30, 2025)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2025	BERKSHIRE HATHAWAY INC.

	By:	/s/ Marc D. Hamburg
Marc D. Hamburg
Senior Vice President and Chief Financial Officer